SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 13, 2001


                                  VECTORIA INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


          000-25715                              88-0402908
          ---------                              ----------
    (Commission File Number)               (IRS Employer Identification No.)


14, Place du Commerce, Suite 350, le-des-Soeurs, Verdun, Quebec, Canada  H3E 1T5
--------------------------------------------------------------------------------
    (Address of principal executive offices)                          (Zip Code)

                                  (514)448-6000
                                  -------------
              (Registrant's telephone number, including area code)


     _________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

On November 13, 2001, Vectoria Inc. (the "Registrant", formerly Vanadium International, Inc.) acquired all of the issued and outstanding shares in the capital of Vectoria, Inc. ("Vectoria"), a Delaware corporation, pursuant to the terms of an agreement dated as of October 2, 2001 between the Registrant and Filton International Ltd. ("Filton").

On November 27, 2001, the Registrant filed a current report on Form 8-K describing the terms of the acquisition. At that time, it was impractical to file the financial statements required to be included in the Form 8-K. Attached to this report are the unaudited pro forma consolidated financial statements of the Registrant as of December 31, 2000 and September 30, 2001 giving effect to the acquisition of 100% of Vectoria from Filton.

Item 7.   Financial Statements, Pro Forma Information and Exhibits

Pro Forma Financial Information
-------------------------------

Unaudited pro forma consolidated financial statements of the Registrant as of December 31, 2000 and September 30, 2001 giving effect to the acquisition of Vectoria.

Exhibits
--------

Exhibits attached pursuant to Item 601 of Regulation S-K:

(1) Exhibit 2.1 - Share Exchange Agreement dated as of October 2, 2001 between the Registrant and Filton International Ltd.*

      *Previously filed on November 27, 2001.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VECTORIA INC.


Dated: January 24, 2002                    By:   /s/ Michel Plante
                                           Vice President and
                                           Chief Financial Officer

                                 VECTORIA INC.

                     (formerly Vanadium International Inc.)

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2000

                      (Unaudited - Prepared by Management)
                       ----------------------------------

                                  VECTORIA INC.
                     (formerly Vanadium International Inc.)
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                             as of December 31, 2000
                      (Unaudited - Prepared by Management)
                       ----------------------------------


                                    ASSETS
                                    ------

                                    Vectoria Inc.
                                      (formerly                                        (Note 2)         Pro-forma
                                       Vanadium                                       Consolidated     Consolidated
                                    International                                       Pro-forma         Balance
                                         Inc.)         Vectoria, Inc.     Combined     Adjustments         Sheet
                                         ----          --------------     --------     -----------         -----
Current
   Cash                             $    92,823      $    13,373      $   106,196      $      -         $   106,196

   Accounts receivable                   10,000          342,847          352,847             -             352,847
   Inventory                               -             251,601          251,601             -             251,601
                                    -----------      -----------      -----------      -----------      -----------
                                        102,823          607,821          710,644             -             710,644
Advance to shareholders                    -              12,511           12,511             -              12,511
Investments                                -             355,965          355,965             -             355,965
Capital assets                             -              51,285           51,285             -              51,285
Investment in Vectoria, Inc.         11,700,000             -          11,700,000      (11,700,000) (a)        -
Goodwill                                   -             310,969          310,969       11,699,900  (b)  12,010,869
                                    -----------      -----------      -----------      -----------      -----------
                                    $11,802,823      $ 1,338,551      $13,141,374      $      (100)     $13,141,274
                                    ===========      ===========      ===========      ===========      ===========

                                    LIABILITIES
                                    -----------

Current
   Bank overdraft                   $      -         $    58,393      $    58,393      $      -         $    58,393
   Due to related party                   2,090             -               2,090             -               2,090
   Accounts payable                      24,606          519,673          544,279             -             544,279
   Income tax payable                      -              15,981           15,981             -              15,981
                                    -----------      -----------      -----------      -----------      -----------
                                         26,696          594,047          620,743             -             620,743
Note payable                               -             683,130          683,130             -             683,130
                                    -----------      -----------      -----------      -----------      -----------
                                         26,696        1,277,177        1,303,873             -           1,303,873
                                    -----------      -----------      -----------      -----------      -----------



                              SEE ACCOMPANYING NOTES

                                                                        /Cont'd.

                                  VECTORIA INC.                        Continued
                     (formerly Vanadium International Inc.)
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                             as of December 31, 2000
                      (Unaudited - Prepared by Management)
                       ----------------------------------


                               SHAREHOLDERS' EQUITY
                               --------------------

                                    Vectoria Inc.
                                      (formerly                                        (Note 2)         Pro-forma
                                       Vanadium                                       Consolidated     Consolidated
                                    International                                       Pro-forma         Balance
                                         Inc.)         Vectoria, Inc.     Combined     Adjustments         Sheet
                                         ----          --------------     --------     -----------         -----
Share Capital                        12,274,627              100       12,274,727             (100)      12,274,627

Retained earnings (deficit)            (498,500)          61,274         (437,226)            -            (437,226)
                                    -----------      -----------      -----------      -----------      -----------

                                     11,776,127           61,374       11,837,501             (100) (b)  11,837,401
                                    -----------      -----------      -----------      -----------      -----------

                                    $11,802,823      $ 1,338,551      $13,141,374      $      (100)     $13,141,274
                                    ===========      ===========      ===========      ===========      ===========


                             SEE ACCOMPANYING NOTES

                                  VECTORIA INC.
                     (formerly Vanadium International Inc.)
                PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                             as of December 31, 2000
                      (Unaudited - Prepared by Management)
                       ----------------------------------

                                    Vectoria Inc.
                                      (formerly                                                         Pro-forma
                                       Vanadium                                       Consolidated     Consolidated
                                    International                                       Pro-forma      Statement of
                                         Inc.)         Vectoria, Inc.     Combined     Adjustments      Operations
                                         ----          --------------     --------     -----------      ----------
Sales                               $      -         $ 1,418,986      $ 1,418,986      $      -         $ 1,418,986

Cost of goods sold                         -           1,155,700        1,155,700             -           1,155,700
                                    -----------      -----------      -----------      -----------      -----------
Gross Margin                               -             263,286          263,286             -             263,286
                                    -----------      -----------      -----------      -----------      -----------

Expenses
   Administrative costs                 108,275          173,456          281,731             -             281,731
   Financing costs                          514           12,910           13,424             -              13,424
   Resource property costs              103,806             -             103,806             -             103,806
                                    -----------      -----------      -----------      -----------      -----------
                                        212,595          186,366          398,961             -             398,961

Other items:
   Income tax                              -              15,646           15,646             -              15,646
   Non-cash charge                       45,127             -              45,127             -              45,127
   Interest income                       (1,616)            -              (1,616)            -              (1,616)
   Write-off of investment              110,000             -             110,000             -             110,000
                                    -----------      -----------      -----------      -----------      -----------
Net income (loss) for the
 period                             $  (366,106)     $    61,274      $  (304,832)     $      -         $  (304,832)
                                    ===========      ===========      ===========      ===========      ===========

Loss per share                                                                                          $     (0.01)
                                                                                                        ===========



                             SEE ACCOMPANYING NOTES

                                  VECTORIA INC.
                     (formerly Vanadium International Inc.)
             NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             as of December 31, 2000
                      (Unaudited - Prepared by Management)
                       ----------------------------------


Note 1   Basis of Presentation
         ----------------------

         The pro-forma consolidated financial statements include the pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations. The accompanying pro-forma consolidated financial statements of Vectoria Inc. (formerly Vanadium International Inc.) ("VI") have been prepared in accordance with United States of America generally accepted accounting principles and from information derived from the audited financial statements of Vectoria Inc. (formerly Vanadium International Inc.) ("VI") at December 31, 2000 and for the year then ended and the unaudited consolidated financial statements of Vectoria, Inc. ("CVI") at December 31, 2000.

         The pro-forma consolidated financial statements are not necessarily indicative of the financial position or operating results of VI on the date of the completion of the proposed acquisition of CVI nor is the statement of operations indicative of the operating results to be expected in the remainder of 2001 and future years.

         In preparing these pro-forma consolidated financial statements, no adjustments have been made to reflect the additional costs or savings that could result from combining the operations of VI and CVI.

Note 2   Pro-Forma Assumptions and Adjustments
         -------------------------------------

         The pro-forma consolidated balance sheet gives effect to the proposed acquisition of CVI by VI and has been prepared as if the transactions described below occurred on December 31, 2000. The pro-forma consolidated statement of operations gives effect to the transactions as if they had taken place at the beginning of the respective periods presented.

         The pro-forma transactions and adjustments consist of the following:

         a) VI will acquire 100% of the issued common shares of CVI. As consideration for the proposed transaction, VI will issue 13,000,000 common shares at a value of $0.90 per share for a total cost of $11,700,000 to the existing CVI shareholders.

Vectoria Inc.
(formerly Vanadium International Inc.)
Notes to the Pro-forma Consolidated Financial Statements
December 31, 2000
(Unaudited - Prepared by Management) - Page 2
-----------------------------------

Note 2   Pro-Forma Assumptions and Adjustments - (cont'd)
         -------------------------------------

         b)   The net assets of CVI acquired are as follows:

              Cash                                                  $    13,373
              Accounts receivable                                       342,847
              Inventory                                                 251,601
              Capital assets                                             51,285
              Goodwill                                                  310,969
              Investments                                               355,965
              Advance to shareholder                                     12,511
              Bank indebtedness                                         (58,393)
              Accounts payable                                         (519,673)
              Income tax payable                                        (15,981)
              Note payable                                             (683,130)
              Retained earnings                                         (61,274)
                                                                    -----------
                                                                    $       100
                                                                    ===========

              Deemed consideration:
                13,000,000 common shares of VI issued for
                the acquisition of CVI                              $11,700,000
                                                                    ===========

              Goodwill on acquisition                               $11,699,900
                                                                    ===========

         c)   All inter-company transactions have been eliminated.

Note 3   Pro-forma Loss Per Share
         ------------------------

         Pro-forma loss per share has been calculated giving rise to the effect as if all issued common shares of VI, including those to be issued for the acquisition of VC, have been outstanding since the beginning of the period.

                                 VECTORIA INC.

                     (formerly Vanadium International Inc.)

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2001

                      (Unaudited - Prepared by Management)
                       ----------------------------------

                                  VECTORIA INC.
                     (formerly Vanadium International Inc.)
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                            as of September 30, 2001
                      (Unaudited - Prepared by Management)
                       ----------------------------------


                                     ASSETS
                                     ------

                                    Vectoria Inc.
                                      (formerly                                        (Note 2)         Pro-forma
                                       Vanadium                                       Consolidated     Consolidated
                                    International                                       Pro-forma         Balance
                                         Inc.)         Vectoria, Inc.     Combined     Adjustments         Sheet
                                         ----          --------------     --------     -----------         -----
Current
   Cash                             $        52      $   352,968      $   353,020      $      -         $   353,020

   Inventory                               -             173,811          173,811             -             173,811
   Accounts receivable                   48,400          199,083          247,483             -             247,483
                                    -----------      -----------      -----------      -----------      -----------
                                         48,452          725,862          774,314             -             774,314
Other assets                               -             130,808          130,808             -             130,808
Investments                                -             494,826          494,826             -             494,826
Capital assets                              990          114,248          115,238             -             115,238
Investment in Vectoria, Inc.         11,700,000             -          11,700,000      (11,700,000) (a)        -
Goodwill                                   -             310,969          310,969       11,699,900  (b)  12,010,869
                                    -----------      -----------      -----------      -----------      -----------
                                    $11,749,442      $ 1,776,713      $13,526,155      $      (100)     $13,526,055
                                    ===========      ===========      ===========      ===========      ===========

                                    LIABILITIES
                                    -----------

Current
   Due to related party             $     3,314      $      -         $     3,314      $      -         $     3,314
   Accounts payable                      19,030          485,410          504,440             -             504,440
   Income tax payable                      -             179,350          179,350             -             179,350
                                    -----------      -----------      -----------      -----------      -----------
                                         22,344          664,760          687,104             -             687,104
Note payable                               -             672,011          672,011             -             672,011
                                    -----------      -----------      -----------      -----------      -----------
                                         22,344        1,336,771        1,359,115             -           1,359,115
                                    ===========      ===========      ===========      ===========      ===========







                             SEE ACCOMPANYING NOTES

                                                                        /Cont'd.

     VECTORIA  INC.     Continued
                     (formerly Vanadium International Inc.)
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                            as of September 30, 2001
                      (Unaudited - Prepared by Management)
                       ----------------------------------


                              SHAREHOLDERS' EQUITY
                              --------------------

                                    Vectoria Inc.
                                      (formerly                                        (Note 2)         Pro-forma
                                       Vanadium                                       Consolidated     Consolidated
                                    International                                       Pro-forma         Balance
                                         Inc.)         Vectoria, Inc.     Combined     Adjustments         Sheet
                                         ----          --------------     --------     -----------         -----
Share Capital                        12,274,627              100       12,274,727             (100) (b)  12,274,627

Retained earnings (deficit)            (547,529)         461,065          (86,464)            -             (86,464)

Dividends                                  -             (21,223)         (21,223)            -             (21,223)
                                    -----------      -----------      -----------      -----------      -----------
                                     11,727,098          439,942       12,167,040             (100)      12,166,940
                                    -----------      -----------      -----------      -----------      -----------
                                    $11,749,442      $ 1,776,713      $13,526,155      $      (100)     $13,526,055
                                    ===========      ===========      ===========      ===========      ===========



                             SEE ACCOMPANYING NOTES

                                  VECTORIA INC.
                     (formerly Vanadium International Inc.)
                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     for the period ended September 30, 2001
                      (Unaudited - Prepared by Management)
                       ----------------------------------

                                    Vectoria Inc.
                                      (formerly                                                         Pro-forma
                                       Vanadium                                       Consolidated     Consolidated
                                    International                                       Pro-forma      Statement of
                                         Inc.)         Vectoria, Inc.     Combined     Adjustments      Operations
                                         ----          --------------     --------     -----------      ----------
Sales                               $      -         $ 5,282,035      $ 5,282,035      $      -         $ 5,282,035

Cost of goods sold                         -          (3,906,203)      (3,906,203)            -          (3,906,203)
                                    -----------      -----------      -----------      -----------      -----------

Gross Margin                               -           1,375,832        1,375,832             -           1,375,832
                                    -----------      -----------      -----------      -----------      -----------

Expenses
   Administrative costs                  47,385          777,371          824,756             -             824,756
   Financing costs                         -              38,731           38,731             -              38,731
   Resource property costs                3,600             -               3,600             -               3,600
                                    -----------      -----------      -----------      -----------      -----------

                                         50,985          816,102          867,087             -             867,087
Other items:
   Interest income                       (1,956)            -              (1,956)            -              (1,956)
   Income tax                              -             159,939          159,939             -             159,939
                                    -----------      -----------      -----------      -----------      -----------

Net income (loss) for the
 period                             $   (49,029)     $   399,791      $   350,762      $      -         $   350,762
                                    ===========      ===========      ===========      ===========      ===========

Earnings per share                                                                                      $      0.01
                                                                                                        ===========



                             SEE ACCOMPANYING NOTES

                                  VECTORIA INC.
                     (formerly Vanadium International Inc.)
            NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 2001
                      (Unaudited - Prepared by Management)
                       ----------------------------------


Note 1   Basis of Presentation
         ---------------------

         The pro-forma consolidated financial statements include the pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations. The accompanying pro-forma consolidated financial statements of Vectoria Inc. (formerly Vanadium International Inc.) ("VI") have been prepared in accordance with United States of America generally accepted accounting principles and from information derived from the unaudited financial statements of Vectoria Inc. (formerly Vanadium International Inc.) ("VI") at September 30, 2001 and for the nine months then ended and the unaudited consolidated financial statements of Vectoria, Inc. ("CVI") at June 30, 2001 and for the six months then ended from other information available to the companies.

         The pro-forma consolidated financial statements are not necessarily indicative of the financial position or operating results of VI on the date of the completion of the proposed acquisition of CVI nor is the statement of operations indicative of the operating results to be expected in the remainder of 2001 and future years.

         In preparing these pro-forma consolidated financial statements, no adjustments have been made to reflect the additional costs or savings that could result from combining the operations of VI and CVI.

Note 2   Pro-Forma Assumptions and Adjustments
         -------------------------------------

         The pro-forma consolidated balance sheet gives effect to the proposed acquisition of CVI by VI and has been prepared as if the transactions described below occurred on December 31, 2000. The pro-forma consolidated statement of operations gives effect to the transactions as if they had taken place at the beginning of the respective periods presented.

         The pro-forma transactions and adjustments consist of the following:

         a) VI will acquire 100% of the issued common shares of CVI. As consideration for the proposed transaction, VI will issue 13,000,000 common shares at a deemed value of $0.90 per share for a total cost of $11,700,000 to the existing CVI shareholders.

Vectoria Inc.
(formerly Vanadium International Inc.)
Notes to the Pro-forma Consolidated Financial Statements
September 30, 2001
(Unaudited - Prepared by Management) - Page 2
-----------------------------------

Note 2   Pro-Forma Assumptions and Adjustments - (cont'd)
         -------------------------------------

         b)   The net assets of CVI acquired are as follows:

              Cash                                                  $    13,373
              Accounts receivable                                       342,847
              Inventory                                                 251,601
              Capital assets                                             51,285
              Goodwill                                                  310,969
              Investments                                               355,965
              Advance to shareholder                                     12,511
              Bank indebtedness                                         (58,393)
              Accounts payable                                         (519,673)
              Income tax payable                                        (15,981)
              Note payable                                             (683,130)
              Retained earnings                                         (61,274)
                                                                    -----------
                                                                    $       100
                                                                    ===========

              Deemed consideration:
                13,000,000 common shares of VI issued for
                the acquisition of CVI                              $11,700,000
                                                                    ===========

              Goodwill on acquisition                               $11,699,900
                                                                    ===========


         c)   All inter-company transactions have been eliminated.

Note 3   Pro-forma Earnings Per Share
         ----------------------------

         Pro-forma earnings per share has been calculated giving rise to the effect as if all issued common shares of VI, including those to be issued for the acquisition of CVI, have been outstanding since the beginning of the period.